GLENBROOK LIFE AND ANNUITY COMPANY
              GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A
                   SUPPLEMENT, DATED NOVEMBER 5, 2002, TO THE
    AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES PROSPECTUS DATED MAY 1, 2002

The purpose of this supplement is to change a disclosure in the above-referenced prospectus for the AIM Lifetime America Variable Annuity Series of contracts ("Contracts") offered by Glenbrook Life and Annuity Company. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied or preceded by a current prospectus for the Contracts. The terms we use in this supplement have the same meanings as in the prospectus for the Contracts.

Page 22: Replace the first paragraph under the heading "Guarantee Periods" with the following:

Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length for the AIM Lifetime America Classic(sm). We are currently offering no Guarantee Periods for the AIM Lifetime America Regal(sm) and AIM Lifetime America Freedom(sm). In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.